Exhibit 23
INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in:

     (i) Registration Statement No. 333-30438 (Employee Stock Option Plan) on Form S-8, and

     (ii) Registration Statement No. 333-91491 (1995 Stock Option Plan) on Form S-8

of our report dated April 12, 2001, appearing in this Annual Report on Form 10-KSB of Advantage Marketing Systems, Inc. for the year ended December 31, 2000.


DELOITTE & TOUCHE
Oklahoma City, Oklahoma
April 12, 2001